ALLEGIANT ADVANTAGE FUND

         ALLEGIANT ADVANTAGE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
               ALLEGIANT ADVANTAGE INSTITUTIONAL MONEY MARKET FUND
          ALLEGIANT ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND


      Supplement dated November 23, 2009 to the Prospectus and Statement of
                Additional Information dated October 1, 2009 for
                    Institutional, Advisor and Service Shares

  This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and
                      Statement of Additional Information.

On November 17, 2009, the Board of Trustees of Allegiant Advantage Fund (the "Trust") approved a name change for the Trust to "PNC Advantage Funds." As a result, each investment portfolio of the Trust will be renamed as a PNC investment portfolio (the "Name Changes"). As an example, "Allegiant Advantage Institutional Government Money Market Fund" will be renamed "PNC Advantage Institutional Government Money Market Fund." The Name Changes are contingent upon the approval of the shareholders of PNC Funds, Inc. of a reorganization of the investment portfolios of PNC Funds, Inc. into certain investment portfolios of Allegiant Funds, a separate registered investment company also overseen by the Trust's Board of Trustees (the "Reorganization"). The shareholders of PNC Funds, Inc. will consider the approval of the Reorganization at a Special Meeting of Shareholders scheduled for December 15, 2009. If the shareholders of PNC Funds, Inc. approve the Reorganization, the Reorganization and the Name Changes will be effective on February 8, 2010.

 Please contact Allegiant Advantage Fund at 1-800-364-4890 for more information.




          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE